UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2021

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 East Grauwyler Road Irving, Texas	75061
(Address of principal executive offices)	(Zip Code)

(844) 935-2832

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 3, 2021, Exela Intermediate LLC (the “Company”), a wholly-owned subsidiary of Exela Technologies, Inc., and Exela Finance Inc., a wholly-owned subsidiary of Exela Technologies, Inc. (the “Co-Issuer” and, together with the Company, the “Issuers”), issued a press release announcing the expiration and final results with respect to the Issuers’ previously announced offer to exchange (the “Exchange Offer”) up to $225.0 million in cash and the Issuers’ 11.500% First-Priority Senior Secured Notes due 2026 (the “New Notes”) for the Issuers’ outstanding 10.000% First-Priority Senior Secured Notes due 2023 (the “Old Notes”) and a solicitation of consents to proposed amendments with respect to the Old Notes. As of the expiration time of the Exchange Offer, $912,660,000 aggregate principal amount, or approximately 91.3%, of the Old Notes were validly tendered (and not validly withdrawn) pursuant to the Exchange Offer. Upon the settlement of the Exchange Offer and $662,660,000 aggregate principal amount of the New Notes will be issued and an aggregate $225.0 million in cash (excluding accrued but unpaid interest) will be paid to participating holders in respect of the validly tendered (and not validly withdrawn) Old Notes.

A copy of the press release announcing the expiration and final results with respect to the Exchange Offer is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated December 3, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EXELA TECHNOLOGIES, INC.

By:	/s/ Erik Mengwall
Name:	Erik Mengwall
Title:	Deputy General Counsel, Secretary

Date: December 3, 2021

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